UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.
645 Summer Street, Suite 101, Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 273-8343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Ikena Oncology, Inc. (“Ikena”) today announced that it will effect a 1-for-12 reverse stock split of Ikena’s common stock, par value $0.001 per share (“Ikena common stock”) that is expected to begin trading on a post-reverse stock split basis on The Nasdaq Capital Market (“Nasdaq”) on July 28, 2025, under the new name “ImageneBio, Inc.”, ticker symbol “IMA”, CUSIP number 45175G207 and ISIN number US45175G2075.

The reverse stock split effects all issued and outstanding shares of Ikena common stock. The reverse stock split will reduce the number of shares of issued and outstanding Ikena common stock outstanding prior to the closing of the merger from approximately 48.2 million to approximately 4 million. The number of shares of Ikena’s authorized common stock will not be affected by the reverse stock split. No fractional shares will be issued if, as a result of the reverse stock split, a stockholder would otherwise become entitled to a fractional share because the number of shares of Ikena common stock they hold before the reverse stock split is not evenly divisible by the split ratio. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Stock Market LLC on July 24, 2025.

As a result of the reverse stock split, proportionate adjustments will be made to the exercise prices and number of shares of Ikena’s common stock underlying Ikena’s outstanding equity awards. There will be no change to the par value per share.

Ikena’s transfer agent, Computershare, is acting as the exchange agent for the reverse stock split. Stockholders holding their shares in book-entry form or in brokerage accounts need not take any action in connection with the reverse stock split. Beneficial holders are encouraged to contact their bank, broker or custodian with any procedural questions.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, anticipated timing and completion of the proposed merger, concurrent financing and contemplated reverse stock split; any express or implied statements that the conditions to closing the merger will be satisfied; the combined company’s listing on Nasdaq after the closing of the merger; the completion of the reverse stock split; expectations regarding the ownership structure of the combined company; expectations regarding the structure, timing and completion of the reverse stock split, including the day that Ikena stock is anticipated to begin trading on a post-reverse stock split basis and the number of outstanding shares post stock split; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of IMG-007 and any other product candidates or platform technologies of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the potential to receive proceeds pursuant to the contingent value rights agreement of Ikena and contingent value rights agreement of Inmagene Biopharmaceuticals (“Inmagene”); and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Ikena, Inmagene or the proposed transactions herein will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Ikena’s control. Ikena’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed merger are not satisfied or that one of the parties terminates the Agreement and Plan of Merger, dated as of December 23, 2024 (the “Merger Agreement”), governing the merger; (ii) uncertainties as to the timing of the consummation of the proposed merger and concurrent financing and the ability of each of Ikena and Inmagene to consummate the proposed merger and concurrent financing; (iii) uncertainties as to the timing or consummation of the reverse stock split; (iv) the risk that as a result of adjustments to the exchange ratio, Ikena stockholders and Inmagene shareholders could own more or less of the combined company than is currently anticipated; (v) risks related to the mechanics for conducting a reverse stock split; (vi) unexpected costs, charges or expenses resulting from the transaction; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger or reverse stock split; (viii) the uncertainties associated with Inmagene’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (x) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xi) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xii) risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, concurrent financing or reverse stock split, including with respect to future financial and operating results; (xiii) risks associated with Ikena’s financial close process; (xiv) the risk that the Ikena concurrent financing is not consummated; (xv) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement and any agreements entered into in connection therewith; and (xvi) the possibility that contingent value rights holders of Ikena and contingent value rights holders of Inmagene may never receive any proceeds pursuant to the Ikena contingent value rights agreement and Inmagene contingent value rights agreement. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in Ikena’s periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Ikena’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, Ikena’s subsequent report on Form 10-Q as well as the final prospectus on Form 424(b)(3) filed with the SEC on June 11, 2025.

You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as may be required under applicable law, Ikena expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Ikena or Inmagene or the combined company.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Exchange Act of 1934 and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKENA ONCOLOGY, INC.

Date: July 24, 2025	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer